Exhibit 99.1

Transforming the Treatment of Cancer and Inflammation September 2022 Corporate Presentation

Legal Disclaimers Statements in this Presentation that are not statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding RAPT Therapeutics, Inc.’s (the “Company,” “we,” or “us”) research and clinical development plans; current and future drug candidates; business strategy and plans; regulatory pathways; and our ability to complete certain milestones. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “upcoming,” “milestone,” “potential,” “target” or the negative of these terms or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the current beliefs of the Company’s management with respect to future events and trends and are subject to known and unknown risks and uncertainties, including those described in the “Risk Factors” section of our most recent Form 10-Q filed with the Securities and Exchange Commission, and any current and periodic reports filed thereafter, that may cause our actual performance or achievements to be materially different from any future performance or achievements expressed or implied by the forward-looking statements in this Presentation. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that any assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of such assumptions, fully stated in the Presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this Presentation is given. Although we believe that the beliefs and assumptions reflected in the forward-looking statements are reasonable, we cannot guarantee future performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Presentation. This Presentation discusses drug candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of any drug candidates for any use for which such drug candidates are being studied. 2

Oral Drugs Targeting Critical Immune Drivers of Disease



- Proprietary discovery engine
- Diversified pipeline
- Large market opportunities
- Clinically de-risked assets
- Strategic collaborations

CLINICAL

RPT193 (Inflammation):

- Oral agent targets inflammatory Th2 cells
- Phase 1b in AD: efficacy on all key exploratory endpoints with excellent safety and tolerability
- Phase 2b in AD ongoing
- Plan to initiate Phase 2a in Asthma Q1 2023

FLX475 (Oncology): MERCK Hanmi

- Selectively targets immunosuppressive tumor T_{reg}
- PoC in Phase 2 with monotherapy and combo activity observed

DISCOVERY

HPK1 (Oncology)

Other Targets

3

RAPT THERAPEUTICS

Proprietary Drug Discovery and Development Engine Rapidï,§ Drug discovery Rï,§ Clinical development to POC Analyticsï,§ Interrogating clinically-relevant big datasets A to identify targets and biomarkers Patient selectionï,§ Driven by data to improve chances P of clinical successï,§ Critical immune drivers of cancer Targeting T and inflammation 4

RPT193: CCR4 Antagonist for Inflammatory Diseases

RPT193: Oral CCR4 Antagonist for Inflammatory Diseases ï,§ Highly potent and selective once-daily oral Normal Human Skin AD Lesional Skin CCR4 antagonist designed to safely reduce inflammation in broad range of allergic disordersï,§ Phase 1b trial demonstrated clear benefit in moderate-to-severe AD with favorable safety and tolerability—no laboratory safety monitoring or black box warning expectedï,§ Issued U.S. composition of matter patent with coverage through 2039ï,§ Phase 2b trial in AD ongoing and plan to initiate Phase 2a trial in asthma in Q1 2023 6

RPT193 Targets Th2 Cells: Key Drivers of Inflammation in Atopic Dermatitis, Asthma and Other Diseases Allergen, Microbes Epithelial Barrier Surface CCL17 RPT193 is a potent and selective oral CCR4 CCL22 antagonist that specifically inhibits Th2 cell CCR4 migration and activation Signaling via CCR4 regulates Th2 cell migration into Th2 inflamed tissues and enhances cytokine secretion Cytokines Inflammation Thickening IL-5 IL-4 IL-13 Itch anti-IL5/RAb anti-IL4RÎ±Ab anti-IL13Ab 7

Atopic Dermatitis and Asthma Represent Major Markets ï,§ Atopic Dermatitis (AD) – Common disease affecting ~19M adults and ~10M children in the US – $24B projected market by 2029* ï,§ Asthma – Asthma affects ~15M adults and children in the US    – $21B projected market by 2029* ï,§ High unmet need: a well-tolerated, safe and effective oral drug that does not require laboratory safety monitoring ï,§ RPT193 has the potential to address this unmet need * Decision Resources Guide; EU, US, and Japan market 8

Phase 1b Trial Explored RPT193 Activity in Patients with Moderate-to-Severe Atopic Dermatitis



Screening
(Up to 35 days)
Treatment
(28 days)
Follow-up
(14 days)
Obtain Informed Consent
• ≥12-month history of AD
• 18-65 years of age (inclusive)
• BMI ≥18 and <40 kg/m2
• BSA ≥10%
• EASI ≥12
• vIGA ≥3
Randomization (2:1)
RPT193 400 mg once daily
Placebo
Day
-35
-1
1
8
15
29
43
Study Assessments (Day 1 to 43)

- Enrolled 31 patients into a double-blind, randomized trial with 2:1 allocation of RPT193 to placebo
- Monotherapy study: steroid and immunosuppressant washout period; rescue steroids not permitted through Day 43
- Trial was not powered for any specific endpoint
- Exploratory endpoints include: EASI, Pruritis Numerical Rating Scale (NRS), SCORAD and vIGA
- Data presented are from the Intent to Treat dataset

9

Phase 1b Baseline Demographics and Disease Characteristics Placebo RPT193 N 10 21 Age, Mean (Range) 35.8 (22-64) 41.0 (19-63) Female, n (%) 4 (40.0%) 12 (57.1%) Baseline Characteristics EASI, Mean (Range) 21.07 (13.6-45.5) 18.49 (12-30) BSA, Mean (Range) 24.5 (10-61) 23.3 (11-55) vIGA 3, n (%) 8 (80.0%) 18 (85.7%) Peak NRS, Mean 7.3 (3-10) 6.9 (3-10) (Range) Peak NRS ≥4, n (%) 9 (90.0%) 20 (95.2%) 10

RPT193 Differentiated from Placebo for EASI and EASI-50 at Day 29 with Further Improvement at Day 43 % Improvement in EASI Proportion of EASI-50 60% Treatment Follow-up 70% Treatment Follow-up 50% 60% 50% 40% 40% 41.9%* 30% 43.6%* 19.3% 30% 32.9% 20% 20% 10% 10% 0% 0% Day 1 Day 8 Day 15 Day 29 Day 43 Day 1 Day 8 Day 15 Day 29 Day 43 PbO RPT193 PbO RPT193 *p < 0.05 11

RPT193 Differentiated from Placebo on EASI-75, 90 and vIGA 0/1 at Day 43 Proportion of EASI-50, 75, 90 and vIGA 0/1 (Clear/Almost Clear) 70% * 60% 61.9% 50% 40% 30% 28.6% 20% 20% 9.5% 14.3% 10% 0% 0% 0% 0% EASI-50 EASI-75 EASI-90 vIGA 0/1 PbO RPT193 *p < 0.05 12

RPT193 Differentiated from Placebo on EASI-75, 90 and vIGA 0/1 at Day 43 in Patients with Baseline EASI ≥16 Proportion of EASI-50, 75, 90 and vIGA 0/1 (Clear/Almost Clear) 70% ** 63.6% 60% 50% 40% 36.4% 30% 27.3% 20% 10% 9.1% 0% 0% 0% 0% 0% EASI-50 EASI-75 EASI-90 vIGA 0/1 PbO RPT193 (N=8) (N=11) **p < 0.01 13

RPT193 Demonstrated Significant Improvement in AD-Associated Gene Signatures in the Skin RPT193                 PB Mean % Improvement in Median % Improvement in MADAD Transcriptome MADAD Transcriptome NL    Day1    Day29    NL    Day1 Day29 *** 75 *** 52% 50 40 53% 25 ***(p<0.001) 20 12% Improvement Improvement 0 MADAD: Meta- % -4% % Analysis Derived 0 Atopic Dermatitis score -25 PB RPT193 PB RPT193 Changes in the Lesional AD Transcriptome 2 Direction of Change) Dysregulation in AD: Up-Regulated 0 Down-Regulated Log2(Fold -2 PB-Day1 PB-Day29 RPT193-Day1 RPT193-Day29 14

RPT193 Demonstrated Improvement in Itch and Sleep Proportion of NRS-4† % Change in Subjective SCORAD (Sleep Loss + Pruritus) 50% 45.0% 80% Day 1 Day 8 Day 15 Day 29 Day 43 40% 60% 40% 30% 20% 22.2% 0% 20% -20% 10% -40% * -60% 0% -80% PbO RPT193 PbO RPT193 †At least a 4-point improvement among patients with a baseline pruritus NRS ≥4 *p < 0.05 15

RPT193 6-Week Efficacy Compared to Other Drugs at 12-16 Weeks* 0 20 40 60 100 % EASI improvement RPT193 EASI-50 RPT193 EASI-75 RPT193 vIGA 0 or 1 All data shown are placebo-adjusted RPT193 RPT193 Dupilumab Lebrikizumab Tralokinumab Abrocitinib Baricitinib Etrasimod Upadicitinib 400 mg Ph3 Ph2 Ph3 Ph3 Ph3 Ph2 Ph2,3 (300 mg q2wk) (250 mg q2wk) (300 mg q2wk) (200 mg) (2 mg) (2 mg) (15 mg) Biologics Orals * Comparisons are based on published data and relative properties of other agents and do not reflect a head-to-head comparative study or clinical trial 16

Phase 1b Safety ï,§ No SAEs reported ï,§ All AEs reported were mild or moderate in intensity ï,§ No clinically significant safety laboratory abnormalities observed ï,§ Overall safety profile to date suggests a well-tolerated oral drug that should not require laboratory safety monitoring 17

Dose Range-Finding Phase 2b Monotherapy Trial in Patients with Moderate-to-Severe Atopic Dermatitis Screening Treatment Follow-up (Up to 5 weeks) (16 weeks) (up to 8 weeks) RPT193 400 mg once daily • ≥12-month history of AD (1:1:1:1) RPT193 200 mg once daily Obtain • 18-75 years of age Informed BMI ≥18 Consent • BSA ≥10% • EASI ≥16 RPT193 50 mg once daily • vIGA ≥3 Randomization Placebo once daily Day -35 -1 1 14 29 Study57 Assessments 85 (Day 1 to 169)113 127 141 169 ï,§ Goal enrollment: 268 patients, ~67 per arm ï,§ Monotherapy study: standard protocol to washout steroids/immunosuppressants and restrict rescue medicationsï,§ Primary endpoint: EASI ï,§ Secondary endpoints: EASI-50/75/90, vIGA, Pruritis NRS 18

Potential “Pipeline in a Product” Dermatology Respiratory Allergy Atopic Dermatitis Asthma Chronic Rhinosinusitis Chronic Urticaria COPD (Th2 high) Allergic Rhinitis Alopecia Areata IPF Eosinophilic Esophagitis Prurigo Nodularis Bullous Pemphigoid Th2-Driven Inflammatory Diseases

RPT193 Program Summary ï,§ Data from Phase 1b study in patients with atopic dermatitis demonstrated clear benefit on all key exploratory clinical endpoints, including EASI and vIGAï,§ Continued deepening of responses through 2-week follow-up period suggests higher levels of efficacy could be achieved in longer studiesï,§ Profile suggests an effective, well-tolerated oral molecule that would not need laboratory safety monitoring, allowing positioning ahead of injectables and JAK inhibitorsï,§ 16-week Phase 2b study in patients with moderate-to-severe AD ongoingï,§ Plan to initiate a Phase 2a study in patients with moderate-to-severe asthma in Q1 2023 20

FLX475: CCR4 Antagonist for Oncology

Treg Are Key Targets in the Tumor Microenvironment (TME) Cancer Types CD8 ï,§ Correlate with poor prognosis across most cancers Tregï,§ Mechanism for immune evasion by viruses and tumorsï,§ Barrier to checkpoint inhibitor efficacyï,§ Challenge: selective inhibition of Treg in the TME – Depleting antibodies targeting CD25, CCR4, etc. do not appear to have adequate selectivity 22 Bruni D et al. Nat Rev Cancer 2020

FLX475: Oral CCR4 Antagonist in Phase 2 ï,§ Highly potent and selective CCR4 small molecule antagonistï,§ Selectively blocks tumor Treg while sparing normal tissues and beneficial cellsï,§ Potential for superior safety and efficacy compared to depleting antibodiesï,§ Issued U.S. composition of matter patent with coverage through 2037ï,§ Monotherapy and combination antitumor activity in charged cancers Blocks interaction with CCR4 ligands CCL22 and CCL17 on Treg 23

Identification and Characterization of Charged Tumors Gastric EBV+ NPC EBV+ “Charged” tumors: high ï,§ levels Cervical HPV+ of CCR4 ligands, Treg and CD8 HNSCC TNBC T cells NSCLC Sq. NHL ï,§ Potential for both monotherapy Treg NSCLC Ad. and combination activityï,§ Represent cancers with high unmet need and large marketsï,§ Potential for tissue-agnostic accelerated approval in virally-associated tumors Virally-Associated Non-Virally-Associated Data from in-house analysis of TCGA database combined with other data sets; Confirmed in > 400 tumor microarrays The graph above reflects a logarithmic scale on each axis NPC Nasopharyngeal; HNSCC Head & Neck Squamous Cell Carcinoma; NHL Non-Hodgkin Lymphoma; NSCLC Non-Small Cell Lung Cancer; TNBC Triple Negative Breast Cancer 24

Phase 2: Gated Simon 2-Stage Design ï,§ To evaluate the antitumor activity of FLX475 as monotherapy and in combination with pembrolizumab in charged cancers that progressed after ≥ 1 line of therapy FLX475 Monotherapy FLX475 w/ Pembrolizumab + Non-Small Cell Lung Nasopharyngeal (EBV ) (CPI Experienced) Stage 1 Hodgkin/Non-Hodgkin TN Breast Stage 2 Lymphoma (EBV+) (CPI Naïve) N=10 N=19 per cohort Head & Neck Head (CPI Naïve) & Neck per cohort (CPI Naïve) Cervical (HPV+) Head & Neck (CPI Naïve) (CPI Experienced) Endpoints: Safety, PK, Biomarkers, Tumor Response Assessment CPI = Checkpoint Inhibitor 25

Phase 2: Status and Stage 2 Decisions Stage 2 Initiated EBV+ Lymphoma Mono and Combo Stage 1 Pending Nasopharyngeal (EBV+) Stage 1 Stage 2 Combination Cervical Monotherapy (CPI Naïve) N=10 N=19 Head & Neck (CPI Naïve) per cohort per cohort Combination Head Combination & Neck (CPI Exp.)

FLX475 Program Summary ï,§ FLX475, a highly selective tumor Treg inhibitor, appears to be an active agent in charged cancers as monotherapy and in combination with pembrolizumabï,§ Ungated Stage 2 expansions in 4 indicationsï,§ Favorable safety supportive of broad combinabilityï,§ Targeting a medical conference in 2022 for data presentation 27

Key Takeaways and Upcoming Milestones ï,§ RPT193: safe oral agent designed for a broad range of inflammatory diseases, in Phase 2b in AD ï,§ FLX475: highly selective tumor Treg inhibitor in multiple Phase 2 expansions as monotherapy and in combination with pembrolizumab ï,§ Planned Key Milestones – 2H 2023: RPT193 Phase 2b in AD topline data – Q1 2023: Initiate RPT193 Phase 2a trial in asthma – 2022: FLX475 Phase 2 data update 28

Thank You